SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2007 (May 14, 2007)

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of Incorporation)	(Commission File No. )	(I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.	Other Events.

On May 14, 2007, Massey Energy Company (the “Registrant”) issued a press release responding to a suit filed on May 10, 2007 by the Environmental Protection Agency in the U.S. District Court in Charleston, West Virginia against several of its subsidiaries. On May 15, 2007, the Registrant issued an additional press release responding to press estimates of the potential liability the Registrant faces as a result of the lawsuit. The Registrant’s press releases dated May 14, 2007 and May 15, 2007 are attached as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated May 14, 2007 issued by the Registrant entitled “Massey Energy Addresses EPA Suit.”

99.2	Press release dated May 15, 2007 issued by the Registrant entitled “Massey Energy Responds to Press Estimates.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: May 15, 2007	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index

99.1	Press release dated May 14, 2007 issued by the Registrant entitled “Massey Energy Addresses EPA Suit.”

99.2	Press release dated May 15, 2007 issued by the Registrant entitled “Massey Energy Responds to Press Estimates.”